MODIFICATION AND EXTENSION AGREEMENT

This MODIFICATION AND EXTENSION AGREEMENT (this “Agreement”) dated as of May 30, 2006 by and between STRATUS PROPERTIES INC., a Delaware corporation (“Stratus”), STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership (“SPOC”), CIRCLE C LAND, L.P., a Texas limited partnership (“Circle C”), and AUSTIN 290 PROPERTIES, INC., a Texas corporation (“Austin”) (Stratus, SPOC, Circle C and Austin are sometimes referred to in this Agreement severally as “Borrower”), CALERA COURT, L.P., a Texas limited partnership ("Calera Court"), OLY STRATUS BARTON CREEK I JOINT VENTURE, a Texas joint venture ("Stratus JV") and COMERICA BANK ("Lender");

W I T N E S S E T H:

WHEREAS, Borrower has executed and delivered to Lender, inter alia, (i) that certain Revolving Promissory Note dated as of September 30, 2005, payable to the order of Lender in the original principal sum of $45,000,000.00, with interest and principal payable as therein provided (the “Note”); (ii) that certain Loan Agreement dated of even date with the Note between Borrower, Calera Court and Lender (the "Loan Agreement"); (iii) that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the Note from Stratus to Melinda Chausse, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2005183345 of the Real Property Records of Travis County, Texas (the “Stratus Deed of Trust”); (iv) that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the Note from Circle C to Melinda Chausse, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2005183344 of the Real Property Records of Travis County, Texas (the “Circle C Deed of Trust”); (v) that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the Note from SPOC to Melinda Chausse, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2005183343 of the Real Property Records of Travis County, Texas (the “SPOC Deed of Trust”); (vi) that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the Note from Austin to Melinda Chausse, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No.2005183347 of the Real Property Records of Travis County, Texas (the “Austin Deed of Trust”); (vii) that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the Note from Calera Court to Melinda Chausse, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2005183346 of the Real Property Records of Travis County, Texas (the “Calera Court Deed of Trust”); (viii) that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the Note from Stratus JV to Melinda Chausse, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk’s File No. 2005183348 of the Real Property Records of Travis County, Texas (the “Stratus JV Deed of Trust”) (the Stratus Deed of Trust, Circle C Deed of Trust, SPOC Deed of Trust, Austin Deed of Trust, Calera Court and Stratus JV Deed of Trust are herein collectively called the "Deed of Trust", and all of the property covered by the Deed of Trust is herein collectively called the “Mortgaged Property”) (the Note, Loan Agreement, Deed of Trust and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the loans evidenced by the Note being herein collectively called the "Loan Documents");

WHEREAS, the Note is due and payable on May 30, 2007, and Borrower has requested that Lender extend the term of the Note to March 30, 2008 and make certain other modifications to the Loan Documents, and Lender is willing to do so on the terms and conditions set forth below; and

WHEREAS, Lender is the owner and holder of the Note and Borrower is the owner of the legal and equitable title to the Mortgaged Property;

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Defined Terms. Capitalized terms used but not defined in this Agreement shall have the meaning given to such capitalized terms in the Loan Agreement.

2.  Extension of Maturity Date. The maturity date of the Note is hereby extended to May 30, 2008, and the liens, security interests, assignments and other rights evidenced by the Loan Documents are hereby renewed and extended to secure payment of the Note as extended hereby.

3.  Modification of Interest Rate.

(a) The definition of Applicable Base Rate in the Note is hereby amended in its entirety to read as follows:

“'Applicable Base Rate' shall mean the lesser of (a) the Base Rate from time to time in effect minus eight-tenths of one percent (.8%) per annum, or (b) the Maximum Lawful Rate, but in no event shall the Applicable Base Rate ever be less than the Floor Rate. Fluctuations in the Applicable Base Rate shall become effective immediately, without necessity for any notice whatsoever."

(b) The definition of Applicable LIBOR Rate in the Note is hereby amended in its entirety to read as follows:

“'Applicable LIBOR Rate' shall mean the lesser of (a) the rate of interest equal to the Adjusted LIBOR Rate in effect for the subject Interest Period plus one and ninety-five one hundredths percent (1.95%) or (b) the Maximum Lawful Rate, but in no event shall the Applicable LIBOR Rate ever be less than the Floor Rate."
4.  Representations and Warranties. Borrower hereby represents and warrants that (a) Borrower is the sole legal and beneficial owner of the Mortgaged Property; (b) Borrower is duly organized and legally existing under the laws of the State of Texas; (c) the execution and delivery of, and performance under this Agreement are within Borrower's power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or the powers of Borrower's articles of incorporation and bylaws; (d) this Agreement constitutes the legal, valid and binding obligations of Borrower enforceable in accordance with its terms; (e) the execution and delivery of this Agreement by Borrower do not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract, agreement or undertaking to which Borrower is a party or by which Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject; and (f) to the best of Borrower's knowledge there exists no uncured default under any of the Loan Documents. Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation reasonable attorneys' fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.

5.  Further Assurances. Borrower, upon request from Lender, agrees to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the loan evidenced by the Note.

6.  Default; Remedies. If Borrower shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein is false, misleading or erroneous in any material respect, Borrower shall be deemed to be in default under the Deed of Trust and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the any of the Loan Documents or to which Lender may otherwise be entitled, whether at law or in equity.

7.  Endorsement to Mortgagee Title Policy. Contemporaneously with the execution and delivery hereof, Borrower shall, at its sole cost and expense, obtain and deliver to Lender an Endorsement of the Mortgagee Title Policy insuring the lien of the Deed of Trust, under Procedural Rule P-9b(3) of the applicable title insurance rules and regulations, in form and content acceptable to Lender, stating that the company issuing said Mortgagee Title Policy will not claim that policy coverage has terminated or that policy coverage has been reduced, solely by reason of the execution of this Agreement.

8.  Ratification of Loan Documents. Except as provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. Any modification herein of any of the Loan Documents shall in no way adversely affect the security of the Deed of Trust and the other Loan Documents for the payment of the Note. The Loan Documents as modified and amended hereby are hereby ratified and confirmed in all respects. All liens, security interests, mortgages and assignments granted or created by or existing under the Loan Documents remain unchanged and continue, unabated, in full force and effect, to secure Borrower's obligation to repay the Note.

9.  Liens Valid; No Offsets or Defenses. Borrower hereby acknowledges that the liens, security interests and assignments created and evidenced by the Loan Documents are valid and subsisting and further acknowledges and agrees that there are no offsets, claims or defenses to any of the Loan Documents.

12. Merger; No Prior Oral Agreements. This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements. No modification of this Agreement or any of the Loan Documents, or any waiver of rights under any of the foregoing, shall be effective unless made by supplemental agreement, in writing, executed by Lender and Borrower. Lender and Borrower further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.

13. Notices. Any notice or communication required or permitted hereunder or under any of the Loan Documents shall be given in writing and sent in the manner required under the Loan Agreement.

14. Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation title insurance policy endorsement charges, recording fees and fees and expenses of legal counsel to Lender.

15. Release of Lender. Borrower hereby releases, remises, acquits and forever discharges Lender, together with its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement or any of the Loan Documents, or any of the transactions associated therewith, or the Mortgaged Property, including specifically but not limited to claims of usury.

16. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

17. Severability. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.

18. Time of the Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

19. Representation by Counsel. The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party. The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other.

20. Governing Law. This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas and the law of the United States applicable to transactions within said State.

21. Successors and Assigns. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

22. Notice of No Oral Agreements. Borrower and Lender hereby take notice of and agree to the following:

A. PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY'S AUTHORIZED REPRESENTATIVE.

B. PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

C. THE LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement is executed on the respective dates of acknowledgement below but is effective as of the date first above written.

BORROWER:

STRATUS PROPERTIES INC.,
a Delaware corporation

By: /s/ John E. Baker
John E. Baker, Senior Vice President

STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership

By:	STRS L.L.C., a Delaware limited liability company, General Partner

By	Stratus Properties Inc., a Delaware corporation, Sole Member

By: /s/ John E. Baker
John E. Baker,
Senior Vice President

CIRCLE C LAND, L.P.,
a Texas limited partnership

By:	Circle C GP, L.L.C., a Delaware limited liability company, General Partner

By	Stratus Properties Inc., a Delaware corporation, Sole Member

By:  /s/ John E. Baker
John E. Baker,
Senior Vice President

AUSTIN 290 PROPERTIES, INC.,
a Texas corporation

By: /s/ John E. Baker
John E. Baker, Senior Vice President

LENDER:

COMERICA BANK

By: /s/ Shery Layne
Shery Layne, Vice President

STATE OF TEXAS                    §
                                                       §
COUNTY OF TRAVIS  §

This instrument was acknowledged before me on the 14th day of June, 2006, by John E. Baker, Senior Vice President of Stratus Properties Inc., a Delaware corporation, on behalf of said corporation.

                              /s/ Jerre Ruth Ryburn
Notary Public, State of Texas
My Commission Expires:  02-02-2008
Printed Name of Notary:  Jerre Ruth Ryburn

STATE OF TEXAS               §
                  §
COUNTY OF TRAVIS         §

This instrument was acknowledged before me on the 14th day of June, 2006, by John E. Baker, Senior Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of STRS L.L.C., a Delaware limited liability company, General Partner of Stratus Properties Operating Co., L.P., a Delaware limited partnership, on behalf of said corporation, limited liability company and limited partnership.

                                                 /s/ Jerre Ruth Ryburn
Notary Public, State of Texas
My Commission Expires:  02-02-2008
Printed Name of Notary:  Jerre Ruth Ryburn

STATE OF TEXAS    §
                       §
COUNTY OF TRAVIS      §

This instrument was acknowledged before me on the 14th day of June, 2006, by John E. Baker, Senior Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of Circle C GP, L.L.C., a Delaware limited liability company, General Partner of Circle C Land, L.P., a Delaware limited partnership, on behalf of said corporation, limited liability company and limited partnership.

                                                                         /s/ Jerre Ruth Ryburn
Notary Public, State of Texas
My Commission Expires:  02-02-2008
Printed Name of Notary:  Jerre Ruth Ryburn

STATE OF TEXAS        §
                                           §
COUNTY OF TRAVIS  §

This instrument was acknowledged before me on the 14th day of June, 2006, by John E. Baker, Senior Vice President of Austin 290 Properties Inc., a Delaware corporation, on behalf of said corporation.

                                                /s/ Jerre Ruth Ryburn
Notary Public, State of Texas
My Commission Expires:  02-02-2008
Printed Name of Notary:  Jerre Ruth Ryburn

STATE OF TEXAS          §
                                             §
COUNTY OF DALLAS   §

This instrument was acknowledged before me on the 19th day of July, 2006, by Shery Layne, Vice President of Comerica Bank, on behalf of said bank.

                                                 /s/ Allene Medlock
Notary Public, State of Texas
My Commission Expires:  11-14-07
Printed Name of Notary: Allen Medlock

CONSENT OF CALERA COURT

The undersigned, Calera Court, L.P., hereby executes the Agreement to evidence its agreement to be bound by the extension of the Maturity Date, and confirms and agrees that all of its obligations under the Loan Documents applicable to it remain in full force and effect.

Executed on the date of acknowledgement below but effective as of May 30, 2006.

CALERA COURT, L.P. a Texas limited partnership

By:	Calera Court Management, L.L.C., a Texas limited liability company, its general partner

By:	Stratus Properties Operating Co., L.P., a Delaware limited partnership, its Manager

By:	STRS L.L.C., a Delaware limited liability company, its general partner

By:	Stratus Properties Inc., a Delaware corporation, its Sole Member

By:  _/s/ John E. Baker
John E. Baker,
Senior Vice President

STATE OF TEXAS                    §
                                                      §
COUNTY OF TRAVIS  §

This instrument was acknowledged before me on the 14th day of June, 2006, by John E. Baker, Senior Vice President of Stratus Properties Inc., a Delaware corporation , Sole Member of STRS L.L.C., a Delaware limited liability company, General Partner of Stratus Properties Operating Co., L.P., a Delaware limited partnership, Manager of Calera Court Management, L.L.C., a Texas limited liability company, General Partner of Calera Court, L.P., a Texas limited partnership, on behalf of each said entity and said limited partnership.

                             /s/ Jerry Ruth Ryburn
                       Notary Public in and for the State of Texas

                                     Jerry Ruth Ryburn
Printed/Typed Name of Notary
My Commission Expires:
2-02-2008.

CONSENT OF STRATUS JV

The undersigned, Stratus Barton Creek I Joint Venture, hereby executes the Agreement to evidence its agreement to be bound by the extension of the Maturity Date, and confirms and agrees that all of its obligations under the Loan Documents applicable to it remain in full force and effect.

Executed on the date of acknowledgement below but effective as of May 30, 2006.

OLY STRATUS BARTON CREEK I JOINT VENTURE,
a Texas joint venture

By:	STRS L.L.C., a Delaware limited liability company, its General Partner

By:	Stratus Properties Inc., a Delaware corporation, its Sole Member

By: _/s/ John E. Baker
John E. Baker, Senior Vice President

By:	Stratus ABC West I, L.P., a Texas limited partnership, Venturer

By:	STRS L.L.C., a Delaware limited liability company, General Partner

By:	Stratus Properties Inc., a Delaware corporation, its sole member

By:  /s/ John E. Baker
John E. Baker,
Senior Vice President

STATE OF TEXAS  §
                                                 §
COUNTY OF TRAVIS          §

The foregoing instrument was acknowledged before me on the 14th day of June, 2006, by John E. Baker, Senior Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of STRS L.L.C., a Delaware limited liability company, venturer of Oly Stratus Barton Creek I Joint Venture, a Texas joint venture, on behalf of each such entities.

[ S E A L ]
/s/ Jerry Ruth Ryburn
Notary Public, State of Texas

My Commission Expires:                                                    Jerry Ruth Ryburn
(Printed Name of Notary Public)
2-02-2008.

STATE OF TEXAS  §
                                                 §
COUNTY OF TRAVIS          §

The foregoing instrument was acknowledged before me on the 14th day of June, 2006, by John E. Baker, Senior Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of STRS L.L.C., a Delaware limited liability company, General Partner of Stratus ABC West I, L.P., a Texas limited partnership, venturer of Oly Stratus Barton Creek I Joint Venture, a Texas joint venture, on behalf of each such entities.

[ S E A L ]
/s/ Jerry Ruth Ryburn
Notary Public, State of Texas

My Commission Expires:                                                    Jerry Ruth Ryburn
(Printed Name of Notary Public)
2-02-2008.